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                                                                   Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post Effective Amendment No. 8 to the Registration Statement on Form N-4 (Reg. No. 33-41629) of Sun Life (N.Y.) Variable Account C of our report dated February 9, 2001 accompanying the financial statements of Sun Life (N.Y.) Variable Account C appearing in the Statement of Additional Information, which is part of such Registration Statement, to the use of our report dated February 7, 2001 accompanying the financial statements of Sun Life Insurance and Annuity Company of New York appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the incorporation by reference of our report dated February 7, 2001 appearing in the Annual Report on Form 10-K of Sun Life Insurance and Annuity Company of New York for the year ended December 31, 2000.

We also consent to the reference to us under the headings "Accountants" and "Appendix B - Condensed Financial Information - Accumulation Unit Values" in such Prospectus and under the heading "Financial Statements" in such Statement of Additional Information.


DELOITTE & TOUCHE LLP
Boston, Massachusetts


April 6, 2001